CERTIFICATION

I, Hanxiong Cai, certify the following:

1. I have reviewed this annual report on Form 10-KSB/A #2 of China Media1 Corp.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of China Media1 Corp. as of, and for, the periods presented in this annual report;

4. China Media1 Corp.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for China Media1 Corp. and we have done the following:

      a. such disclosure controls and procedures, or caused disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to China Media1 Corp., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

      b. such internal control over financial reporting, or such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      c. the effectiveness of China Media1 Corp.'s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      d. in this annual report any change in China Media1 Corp.'s internal control over financial reporting that occurred during China Media1 Corp.'s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, China Media1 Corp.'s internal control over financial reporting; and

5. China Media1 Corp.'s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to China Media1 Corp.'s auditors and the audit committee of the China Media1 Corp.'s board of directors:

      a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect China Media1 Corp.'s ability to record, process, summarize and report financial information; and

      b. any fraud, whether or not material, that involves management or other employees who have a significant role in China Media1 Corp.'s internal control over financial reporting.


November 22, 2006                           /s/ Hanxiong Cai
                                            ------------------------------------
                                            Hanxiong Cai
                                            Chief Executive Officer
                                            (Principal Executive Officer)